UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 1, 2006
Date of Report
(Date of earliest event reported)

Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331
(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067
(Address of Principal Executive Offices)	(Zip Code)

770-767-4500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 1, 2006, the registrant, Matria Healthcare, Inc. (“Matria”) completed its previously reported disposition of Facet Technologies, LLC (“Facet”), a wholly owned subsidiary of Matria, pursuant to the Membership Interest Purchase Agreement dated July 26, 2006, by and among Matria, Facet and Facet Acquisition LLC (the “Purchaser”), an affiliate of Water Street Capital Partners, L.P., a Chicago-based private equity firm specializing in healthcare investments (the “Disposition”). Pursuant to the terms of the Purchase Agreement, Purchaser paid Matria approximately $122 million in cash as consideration for the Disposition, subject to certain adjustments set forth in the Purchase Agreement.

Attached to this Report as Exhibit 99.1 is an unaudited pro forma condensed balance sheet that is based on the historical financial statements after giving effect to the gain on the Disposition and the repayment of debt with estimated net proceeds. The pro forma condensed consolidated statements of operations are not required for this Form 8-K as the effect of the Disposition has been fully reflected in net income from continuing operations included in the Company’s historical consolidated statements of operations. The unaudited pro forma condensed balance sheet includes specific assumptions and adjustments related to the Disposition. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma condensed balance sheet, including the notes thereto, should be read in conjunction with the historical consolidated financial statements and accompanying notes included in Matria’s Annual Report on Form 10-K for the year ended December 31, 2005, and in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

(c) Exhibits.
          The following exhibits are filed herewith:

Exhibit Number	Description of Exhibits
2.1	Membership Interest Purchase Agreement dated July 26, 2006 by and among Matria Healthcare, Inc., Facet Technologies, LLC and Facet Acquisition LLC (incorporated by reference from Matria’s Form 8-K filed on July 31, 2006).

99.1	Matria’s unaudited pro forma condensed balance sheet as of June 30, 2006, giving effect to the Disposition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

Dated: September 6, 2006	By: /s/ Parker H. Petit
Parker H. Petit
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1
Membership Interest Purchase Agreement dated July 26, 2006 by and among Matria Healthcare, Inc., Facet Technologies, LLC and Facet Acquisition LLC (incorporated by reference from Matria’s Form 8-K filed on July 31, 2006).

99.1	Matria’s unaudited pro forma condensed balance sheet as of June 30, 2006, giving effect to the Disposition.